UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(amendment no. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2015

Marlin Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-36018	46-2627595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
12377 Merit Drive
Suite 300
Dallas, Texas 75251
(Address of principal executive office) (Zip Code)
(972) 674-5200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on February 27, 2015, Marlin Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), completed the previously announced transactions (the “Transactions”) pursuant to that certain Transaction Agreement, dated January 14, 2015 (the “Transaction Agreement”), by and among the Partnership, Azure Midstream Energy LLC, a Delaware limited liability company (“Azure”), Marlin Midstream GP, LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), NuDevco Midstream Development, LLC, a Texas limited liability company (“NuDevco”), and Marlin IDR Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of NuDevco (“IDRH”).

Pursuant to the Transaction Agreement, the Azure Legacy gathering system entities and assets (the “Legacy System” or "Azure Legacy System") were contributed to the Partnership and Azure acquired all of the equity interests in the General Partner and 90% of the Partnership’s incentive distribution rights from NuDevco.

Item 8.01 Other Events.

In connection with the closing of the Transactions, the Legacy System has been deemed to be the accounting acquirer of the Partnership and therefore the Legacy System will become the predecessor of the Partnership for financial reporting purposes. As a result, the historical consolidated financial statements of the Partnership for the three years ended December 31, 2014 have been recast and now reflect those of the Legacy System, as the accounting acquirer. The Partnership is providing selected financial data and management's discussion and analysis of financial condition and results of operations with respect to the historical financial statements of the Legacy System, certain audited historical financial statements of the Legacy System and pro forma combined financial statements of the Legacy System and the Partnership giving effect to the Transactions, which are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of the Azure Legacy System and the Azure Legacy System Predecessor as of December 31, 2014 and 2013, and for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012, are attached to this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma financial information. The unaudited pro forma consolidated and combined financial statements and explanatory notes of the Partnership giving effect to the Transactions are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1
Selected Financial Data of the Azure Legacy System and the Azure Legacy System Predecessor and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Azure Legacy System and Azure Legacy System Predecessor.

99.2
Azure Legacy System and Azure Legacy System Predecessor audited balance sheets as of December 31, 2014 and December 31, 2013, and statements of operations, parent company net investment and cash flows for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012.

99.3	Unaudited Pro Forma Consolidated and Combined Financial Statements of the Partnership and explanatory notes as of and for the year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marlin Midstream Partners, L.P.

	By:	Marlin Midstream Partners GP, LLC, its general partner

Dated: April 6, 2015	By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1
Selected Financial Data of the Azure Legacy System and the Azure Legacy System Predecessor and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Azure Legacy System and Azure Legacy System Predecessor.

99.2
Azure Legacy System and Azure Legacy System Predecessor audited balance sheets as of December 31, 2014 and December 31, 2013, and statements of operations, parent company net investment and cash flows for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012.

99.3	Unaudited Pro Forma Consolidated and Combined Financial Statements of the Partnership and explanatory notes as of and for the year ended December 31, 2014.